Common and Preferred Stock	6 Months Ended
Jun. 30, 2023
Common and Preferred Stock
Common and Preferred Stock

9.Common and Preferred Stock

Common Stock

The Company is authorized to issue up to 340,000,000 shares of Company Common Stock, par value $0.0001 per share.

As discussed in Note 3, the Company has retroactively adjusted the shares issued and outstanding prior to January 26, 2023 to give effect to the Exchange Ratio to determine the number of shares of Company Common Stock into which they were converted.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock with a par value of $0.0001 per share. The board of directors of the Company (the “Board”) has the authority to issue preferred stock and to determine the rights, privileges, preferences, restrictions, and voting rights of those shares. As of June 30, 2023, no shares of preferred stock were outstanding.